[USAA logo appears here.]





                                 USAA GROWTH &
                                           INCOME Fund






                                          [Image appears here.]





                                  Semiannual Report


--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            11

      FINANCIAL INFORMATION

         Portfolio of Investments                                     13

         Notes to Portfolio of Investments                            19

         Statement of Assets and Liabilities                          20

         Statement of Operations                                      21

         Statements of Changes in Net Assets                          22

         Notes to Financial Statements                                23

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

   First Start Growth             State Money Market           S&P 500 Index

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income          --------------------------------------------------

      Income Stock                    GNMA Trust            Balanced Strategy

     International             High-Yield Opportunities    Cornerstone Strategy

Precious Metals and Minerals            Income           Growth and Tax Strategy

   Science & Technology         Intermediate-Term Bond       Growth Strategy*

     Small Cap Stock               Short-Term Bond           Income Strategy*

          Value               ---------------------------
                                    TAX-EXEMPT BOND
      World Growth            ---------------------------

                                      Long-Term

                                  Intermediate-Term

                                      Short-Term

                                  State Bond/Income     *CLOSED TO NEW INVESTORS
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH & INCOME FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]                     "
                                              THE MORE THINGS CHANGE,

                                            THE MORE THEY STAY THE SAME.
                                                         "

--------------------------------------------------------------------------------

               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slowdowns in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------


               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board





               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA GROWTH & INCOME FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Capital growth and current income.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities that show the best potential for total return through a combination of capital appreciation and income.

--------------------------------------------------------------------------------
                                         1/31/02               7/31/01
--------------------------------------------------------------------------------
   Net Assets                        $1,048.9 Million      $1,116.7 Million
   Net Asset Value Per Share              $17.78                $19.69


--------------------------------------------------------------------------------
                   Average Annual Total Returns as of 1/31/02
--------------------------------------------------------------------------------
  7/31/01 TO 1/31/02*      1 YEAR      5 YEARS       SINCE INCEPTION ON 6/1/93
        -6.40%             -9.88%       6.94%                  11.17%


* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Average, and the Lipper Large-Cap Core Funds Index for the period of 06/01/1993 through 01/31/2002. The data points from the graph are as follows:


             USAA GROWTH     S&P 500     LIPPER LARGE-CAP     LIPPER LARGE-CAP
            & INCOME FUND     INDEX     CORE FUNDS AVERAGE    CORE FUNDS INDEX
            -------------    -------    ------------------    -----------------

06/01/93       $10,000       $10,000         $10,000               $10,000
07/31/93         9,930         9,989           9,994                10,014
01/31/94        10,865        10,883          11,006                10,959
07/31/94        10,566        10,503          10,519                10,468
01/31/95        10,751        10,940          10,753                10,687
07/31/95        12,711        13,242          12,960                12,685
01/31/96        14,290        15,165          14,418                14,244
07/31/96        14,576        15,433          14,650                14,461
01/31/97        17,895        19,158          17,829                17,489
07/31/97        21,382        23,476          21,379                21,072
01/31/98        21,449        24,311          21,839                21,640
07/31/98        22,449        28,008          24,507                25,090
01/31/99        23,693        32,215          27,534                28,152
07/31/99        25,935        33,666          28,681                29,071
01/31/00        25,312        35,546          30,239                31,151
07/31/00        26,192        36,685          31,478                32,562
01/31/01        27,778        35,226          30,118                30,923
07/31/01        26,745        31,431          26,646                27,325
01/31/02        25,033        29,543          25,019                25,799


                    DATA SINCE INCEPTION ON 6/1/93 THROUGH 1/31/02.



               See the following page for benchmark definitions.


               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

8

....CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the following benchmarks:

               - The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

               - The Lipper Large-Cap Core Funds Average, an average of all large-cap core funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - Lipper Large-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Core Funds category.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


[Photograph of the Portfolio Manager,
R. David Ullom, CFA, appears here.]
                                                 R. David Ullom, CFA


--------------------------------------------------------------------------------


HOW DID THE FUND PERFORM IN THE SIX-MONTH PERIOD ENDED JANUARY 31, 2002?

               The USAA Growth & Income Fund had a total return of -6.40%, compared to a -6.01% return for the S&P 500 Index for the same time period.


HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE?

               It was mixed, which makes sense given the environment. We went from signs that the economy might be picking up in August to dismal sentiment in the immediate wake of the tragic events of September 11, 2001. The market then recovered impressively despite the fact that a recession was officially declared, and then fell back amid signs that recovery was at hand.


WHAT WERE THE MAJOR CONTRIBUTORS TO PERFORMANCE?

               We were overweight in industrial stocks such as Parker-Hannifin and Deere & Company, and these performed well as the market anticipated a cyclical recovery and a bottoming



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
               REFER TO PAGE 8 FOR THE S&P 500 INDEX DEFINITION.
               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-18.

10

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               of earnings. We had a market weighting in energy but benefited from good stock selection in a variety of energy-related industries. Technology also helped, thanks to a focus on cyclical areas such as contract manufacturing, which is highly leveraged to growth in the economy. We were underweight in utilities, and this proved beneficial as the sector was dragged down by the Enron debacle.


WHAT DETRACTED FROM PERFORMANCE?

               We were underweight in consumer staples, and this hurt relative performance despite decent stock selection in the sector. Our large position in Alcoa in the materials sector hurt us because the company released disappointing earnings, but we continue to believe that it is the premier metals company in the world and may add to the position in light of its sensitivity to the economy.


DID YOU MAKE ANY MAJOR SHIFTS IN THE FUND'S POSITIONS?

               The moves in the period were based on individual stock selection as opposed to any overall market or sector views. We're looking to add to companies in the energy sector given the pickup in the economy, low natural gas prices, and falling oil prices. We anticipate adding to large-cap pharmaceutical positions given above-average growth prospects, below-average risk, and below-market valuations. We also expect to rotate within the telecommunications sector on a stock-selection basis. We'll continue to do our best to learn all we can about individual companies and make decisions based on our research advantage.

               We thank the Fund's investors for their confidence and trust.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


   ------------------------------------------
               TOP 10 HOLDINGS
              (% of Net Assets)
   ------------------------------------------

   Microsoft Corp.                       3.2%

   General Electric Co.                  2.8%

   Wal-Mart Stores, Inc.                 2.6%

   Citigroup, Inc.                       2.5%

   Alcoa, Inc.                           2.2%

   American International Group, Inc.    2.2%

   Bank of America Corp.                 2.2%

   Intel Corp.                           2.1%

   Avery Dennison Corp.                  2.0%

   Bristol-Myers Squibb Co.              2.0%

   ------------------------------------------


                                           -------------------------------------
                                                    TOP 10 INDUSTRIES*
                                                    (% of Net Assets)
                                           -------------------------------------

                                           Pharmaceuticals                 10.3%

                                           Banks                            7.1%

                                           Diversified Financial Services   5.1%

                                           Systems Software                 4.7%

                                           Integrated Telecommunication
                                           Services                         4.4%

                                           Integrated Oil & Gas             4.2%

                                           Semiconductors                   3.8%

                                           Industrial Conglomerates         3.5%

                                           Computer Hardware                3.4%

                                           General Merchandise Stores       2.6%

                                           -------------------------------------
                                           * Excludes money market instruments.



YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-18.

12

....CONTINUED
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                              PORTFOLIO INVESTMENT
                                DIVERSIFICATION*
                                     1/31/02


A pie chart is shown here depicting the Portfolio Investment Diversification as of January 31, 2002 of the USAA Growth & Income Fund to be:

Energy - 6.1%; Materials - 3.7%; Industrials - 13.8%; Consumer-Discretionary - 10.2%; Consumer Staples - 5.6%; Health Care - 12.4%; Financials - 18.5%; Information Technology - 16.9%; Telecommunication Services - 5.2%; and Utilities
- 1.9%.


                      * Excludes money market instruments.



      PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-18.

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                COMMON STOCKS (94.3%)

                AEROSPACE & DEFENSE (2.1%)
      220,000   Boeing Co.                                            $    9,009
      472,000   Goodrich Corp.                                            13,131
--------------------------------------------------------------------------------
                                                                          22,140
--------------------------------------------------------------------------------

                ALUMINUM (2.2%)
      640,000   Alcoa, Inc.                                               22,944
--------------------------------------------------------------------------------

                APPAREL RETAIL (0.9%)
      225,000   TJX Companies, Inc.                                        9,302
--------------------------------------------------------------------------------

                AUTO PARTS & EQUIPMENT (1.2%)
      310,000   Lear Corp.*                                               12,450
--------------------------------------------------------------------------------

                AUTOMOBILE MANUFACTURERS (0.3%)
      228,229   Ford Motor Co.                                             3,492
--------------------------------------------------------------------------------

                BANKS (7.1%)
      360,004   Bank of America Corp.                                     22,691
      423,068   FleetBoston Financial Corp.                               14,223
      490,000   SouthTrust Corp.                                          12,074
      116,000   SunTrust Banks, Inc.                                       7,146
      525,000   Washington Mutual, Inc.                                   18,018
--------------------------------------------------------------------------------
                                                                          74,152
--------------------------------------------------------------------------------

                BREWERS (0.8%)
      180,000   Anheuser-Busch Companies, Inc.                             8,509
--------------------------------------------------------------------------------

                BROADCASTING & CABLE TV (0.9%)
      720,000   Liberty Media Corp. "A"*                                   9,360
--------------------------------------------------------------------------------

                COMMODITY CHEMICALS (0.4%)
      295,900   Lyondell Chemical Co.                                      3,986
--------------------------------------------------------------------------------

14

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                COMPUTER HARDWARE (3.4%)
      207,500   Dell Computer Corp.*                                  $    5,704
      555,000   Hewlett-Packard Co.                                       12,271
      160,000   IBM Corp.                                                 17,263
--------------------------------------------------------------------------------
                                                                          35,238
--------------------------------------------------------------------------------

                CONSTRUCTION & FARM MACHINERY (1.6%)
      383,000   Deere & Co.                                               16,841
--------------------------------------------------------------------------------

                DATA PROCESSING SERVICES (0.8%)
      100,000   First Data Corp.                                           8,273
--------------------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES (5.1%)
      556,274   Citigroup, Inc.                                           26,367
      360,000   J. P. Morgan Chase & Co.                                  12,258
      265,000   Morgan Stanley Dean Witter & Co.                          14,575
--------------------------------------------------------------------------------
                                                                          53,200
--------------------------------------------------------------------------------

                ELECTRIC UTILITIES (0.3%)
      130,000   Reliant Energy, Inc.                                       3,260
--------------------------------------------------------------------------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
      350,000   Flextronics International Ltd.*                            7,770
      444,200   Sanmina-SCI Corp.*                                         6,521
--------------------------------------------------------------------------------
                                                                          14,291
--------------------------------------------------------------------------------

                FOREST PRODUCTS (1.1%)
      195,000   Weyerhaeuser Co.                                          11,372
--------------------------------------------------------------------------------

                GAS UTILITIES (1.6%)
      449,700   El Paso Corp.                                             17,066
--------------------------------------------------------------------------------

                GENERAL MERCHANDISE STORES (2.6%)
      460,000   Wal-Mart Stores, Inc.                                     27,591
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                HOME IMPROVEMENT RETAIL (0.5%)
      110,000   Home Depot, Inc.                                      $    5,510
--------------------------------------------------------------------------------

                HOTELS (1.1%)
      350,000   Starwood Hotels & Resorts Worldwide, Inc.                 11,987
--------------------------------------------------------------------------------

                HOUSEHOLD PRODUCTS (2.2%)
      316,000   Kimberly-Clark Corp.                                      19,055
       50,000   Procter & Gamble Co.                                       4,084
--------------------------------------------------------------------------------
                                                                          23,139
--------------------------------------------------------------------------------

                INDUSTRIAL CONGLOMERATES (3.5%)
      798,000   General Electric Co.                                      29,645
      198,000   Tyco International Ltd.                                    6,960
--------------------------------------------------------------------------------
                                                                          36,605
--------------------------------------------------------------------------------

                INDUSTRIAL MACHINERY (2.4%)
      240,000   Eaton Corp.                                               17,659
      162,000   Parker-Hannifin Corp.                                      7,945
--------------------------------------------------------------------------------
                                                                          25,604
--------------------------------------------------------------------------------

                INFORMATION TECHNOLOGY CONSULTING & SERVICES (0.8%)
      288,000   SunGard Data Systems, Inc.*                                8,637
--------------------------------------------------------------------------------

                INTEGRATED OIL & GAS (4.2%)
      410,000   Conoco, Inc.                                              11,546
      420,000   Exxon Mobil Corp.                                         16,401
      620,000   Occidental Petroleum Corp.                                16,089
--------------------------------------------------------------------------------
                                                                          44,036
--------------------------------------------------------------------------------

                INTEGRATED TELECOMMUNICATION SERVICES (4.4%)
      390,000   Qwest Communications International, Inc.                   4,095
      310,000   SBC Communications, Inc.                                  11,610
      540,100   Sprint Corp. - FON Group                                   9,560
      440,200   Verizon Communications, Inc.                              20,403
--------------------------------------------------------------------------------
                                                                          45,668
--------------------------------------------------------------------------------

16

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                LIFE & HEALTH INSURANCE (1.1%)
      265,000   MetLife, Inc.                                         $    8,050
       99,800   Prudential Financial, Inc.*                                3,099
--------------------------------------------------------------------------------
                                                                          11,149
--------------------------------------------------------------------------------

                MANAGED HEALTH CARE (2.1%)
       62,000   Anthem, Inc.*                                              3,298
      199,000   CIGNA Corp.                                               18,308
--------------------------------------------------------------------------------
                                                                          21,606
--------------------------------------------------------------------------------

                MOVIES & ENTERTAINMENT (2.0%)
      375,000   AOL Time Warner, Inc.*                                     9,866
      515,000   Walt Disney Co.                                           10,846
--------------------------------------------------------------------------------
                                                                          20,712
--------------------------------------------------------------------------------

                MULTI-LINE INSURANCE (2.2%)
      307,500   American International Group, Inc.                        22,801
--------------------------------------------------------------------------------

                NETWORKING EQUIPMENT (1.4%)
      723,300   Cisco Systems, Inc.*                                      14,321
--------------------------------------------------------------------------------

                OFFICE SERVICES & SUPPLIES (2.0%)
      360,000   Avery Dennison Corp.                                      21,420
--------------------------------------------------------------------------------

                OIL & GAS EXPLORATION & PRODUCTION (1.0%)
      220,000   Apache Corp.                                              10,668
--------------------------------------------------------------------------------

                OIL & GAS DRILLING (0.9%)
      300,000   Helmerich & Payne, Inc.                                    9,120
--------------------------------------------------------------------------------

                PACKAGED FOODS (1.5%)
      345,000   Kraft Foods, Inc. "A"                                     12,786
      150,000   Sara Lee Corp.                                             3,172
--------------------------------------------------------------------------------
                                                                          15,958
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                PERSONAL PRODUCTS (0.4%)
      135,000   Gillette Co.                                          $    4,496
--------------------------------------------------------------------------------

                PHARMACEUTICALS (10.3%)
      317,500   Abbott Laboratories                                       18,320
      300,000   American Home Products Corp.                              19,398
      460,700   Bristol-Myers Squibb Co.                                  20,902
      213,000   Johnson & Johnson, Inc.                                   12,249
      329,000   Merck & Co., Inc.                                         19,470
      441,950   Pharmacia Corp.                                           17,899
        3,100   Watson Pharmaceuticals, Inc.*                                 91
--------------------------------------------------------------------------------
                                                                         108,329
--------------------------------------------------------------------------------

                PROPERTY & CASUALTY INSURANCE (1.4%)
      210,000   PMI Group, Inc.                                           14,815
--------------------------------------------------------------------------------

                RAILROADS (1.4%)
      630,000   Norfolk Southern Corp.                                    14,206
--------------------------------------------------------------------------------

                REINSURANCE (1.7%)
      265,800   Everest RE Group Ltd.                                     18,260
--------------------------------------------------------------------------------

                RESTAURANTS (0.6%)
      200,000   Wendy's International, Inc.                                6,240
--------------------------------------------------------------------------------

                SEMICONDUCTOR EQUIPMENT (0.5%)
      127,000   Applied Materials, Inc.*                                   5,544
--------------------------------------------------------------------------------

                SEMICONDUCTORS (3.8%)
      190,000   Analog Devices, Inc.*                                      8,322
      634,800   Intel Corp.                                               22,244
      120,000   Micron Technology, Inc.*                                   4,050
      168,000   Texas Instruments, Inc.                                    5,243
--------------------------------------------------------------------------------
                                                                          39,859
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)

                                                                          MARKET
       NUMBER                                                              VALUE
    OF SHARES   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                SOFT DRINKS (0.6%)
      155,000   Coca-Cola Co.                                         $    6,781
--------------------------------------------------------------------------------

                SYSTEMS SOFTWARE (4.7%)
      530,000   Microsoft Corp.*                                          33,766
      900,000   Oracle Corp.*                                             15,534
--------------------------------------------------------------------------------
                                                                          49,300
--------------------------------------------------------------------------------

                TELECOMMUNICATION EQUIPMENT (1.0%)
      310,000   JDS Uniphase Corp.*                                        2,170
      180,000   QUALCOMM, Inc.*                                            7,929
--------------------------------------------------------------------------------
                                                                          10,099
--------------------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES (0.8%)
      525,000   Sprint Corp. - PCS Group*                                  8,600
--------------------------------------------------------------------------------
                Total common stocks (cost: $798,002)                     988,937
--------------------------------------------------------------------------------



    PRINCIPAL                                                             MARKET
       AMOUNT                                                              VALUE
        (000)   SECURITY                                                   (000)
--------------------------------------------------------------------------------

                MONEY MARKET INSTRUMENTS (5.5%)

                COMMERCIAL PAPER
      $30,945   Household Finance Corp., 1.77%, 2/04/2002                 30,940
       27,258   General Electric Capital Corp., 1.93%, 2/01/2002          27,258
--------------------------------------------------------------------------------
                Total money market instruments (cost: $58,199)            58,198
--------------------------------------------------------------------------------

                TOTAL INVESTMENTS (COST: $856,201)                    $1,047,135
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market  values  of  securities   are   determined  by  procedures  and
          practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          * Non-income-producing security.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value (identified
     cost of $856,201)                                               $1,047,135
   Cash                                                                     256
   Collateral for securites loaned, at market value*                     37,047
   Receivables:
      Capital shares sold                                                   351
      Dividends                                                           1,149
      Securities sold                                                     2,362
      Other                                                                   6
                                                                     ----------
         Total assets                                                 1,088,306
                                                                     ----------

LIABILITIES

   Payable upon return of securities loaned                              37,047
   Securities purchased                                                   1,091
   Capital shares redeemed                                                  421
   USAA Investment Management Company                                       539
   USAA Transfer Agency Company                                             190
   Accounts payable and accrued expenses                                     76
                                                                     ----------
         Total liabilities                                               39,364
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,048,942
                                                                     ==========

REPRESENTED BY:

   Paid-in capital                                                   $  852,974
   Accumulated undistributed net investment income                          401
   Accumulated net realized gain on investments                           4,633
   Net unrealized appreciation of investments                           190,934
                                                                     ----------
            Net assets applicable to capital shares outstanding      $1,048,942
                                                                     ==========
  *Including securities on loan of:                                  $   36,432
                                                                     ==========
   Capital shares outstanding                                            59,003
                                                                     ==========
   Authorized shares of $.01 par value                                  110,000
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $    17.78
                                                                     ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA GROWTH & INCOME FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends                                                        $  8,199
      Interest                                                              702
      Fee from securities loaned, net                                         7
                                                                       --------
         Total income                                                     8,908
                                                                       --------
   Expenses:
      Management fees                                                     3,136
      Administrative and servicing fees                                     784
      Transfer agent's fees                                               1,123
      Custodian's fees                                                       88
      Postage                                                                85
      Shareholder reporting fees                                             75
      Directors' fees                                                         2
      Registration fees                                                      26
      Professional fees                                                      34
      Other                                                                  42
                                                                       --------
         Total expenses                                                   5,395
      Expenses paid indirectly                                               (2)
                                                                       --------
         Net expenses                                                     5,393
                                                                       --------
            Net investment income                                         3,515
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain                                                      4,938
   Change in net unrealized appreciation/depreciation                   (80,245)
                                                                       --------
            Net realized and unrealized loss                            (75,307)
                                                                       --------
Decrease in net assets resulting from operations                       $(71,792)
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA GROWTH & INCOME FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001

                                                        1/31/2002     7/31/2001
FROM OPERATIONS                                        ------------------------

   Net investment income                               $    3,515    $    9,074
   Net realized gain on investments                         4,938        35,688
   Change in net unrealized appreciation/depreciation
      of investments                                      (80,245)      (21,577)
                                                       ------------------------
      Increase (decrease) in net assets resulting
         from operations                                  (71,792)       23,185
                                                       ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                   (3,593)       (8,989)
                                                       ------------------------
   Net realized gains                                     (32,795)      (19,078)
                                                       ------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                               62,711       130,687
   Reinvested dividends                                    35,436        27,298
   Cost of shares redeemed                                (57,705)     (134,897)
                                                       ------------------------
      Increase in net assets from
         capital share transactions                        40,442        23,088
                                                       ------------------------
Net increase (decrease) in net assets                     (67,738)       18,206

NET ASSETS

   Beginning of period                                  1,116,680     1,098,474
                                                       ------------------------
   End of period                                       $1,048,942    $1,116,680
                                                       ========================
Accumulated undistributed net investment income:
   End of period                                       $      401    $      479
                                                       ========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                              3,485         6,618
   Shares issued for dividends reinvested                   2,022         1,405
   Shares redeemed                                         (3,216)       (6,809)
                                                       ------------------------
      Increase in shares outstanding                        2,291         1,214
                                                       ========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements

USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Growth & Income Fund (the Fund). The Fund's investment objectives are capital growth and current income.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1.  Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

          B.  FEDERAL   TAXES  -  The  Fund's  policy  is  to  comply  with  the
              requirements of the Internal Revenue Code applicable to regulated

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


              investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset arrangements reduced expenses by $2,000.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


          of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $87,655,000 and $77,595,000, respectively.

          The  cost  of  securities,   for  federal  income  tax  purposes,   is
          approximately the same as that reported in the financial statements.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


          Gross unrealized appreciation and depreciation of investments as of January 31, 2002, were $240,674,000 and $49,740,000, respectively.


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments may be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2002, the Fund loaned securities having a fair value of approximately $36,432,000 and held collateral of $37,047,000 for the loans.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


              to the performance of the Lipper Large-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Core Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/- 1.00% to 4.00%             +/- 0.04%
       +/- 4.01% to 7.00%             +/- 0.05%
       +/- 7.01% and greater          +/- 0.06%

       1Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH & INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:



                              SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                                  YEAR ENDED JULY 31,
                             ------------------------------------------------------------------------------------------
                                   2002            2001            2000            1999            1998            1997
                             ------------------------------------------------------------------------------------------

Net asset value at
   beginning of period       $    19.69      $    19.79      $    20.43      $    18.88      $    18.85        $  13.46
Net investment income               .06             .16             .16             .16             .21             .23
Net realized and
   unrealized gain (loss)         (1.33)            .25               -            2.46             .69            5.84
Distributions from net
   investment income               (.06)           (.16)           (.16)           (.16)           (.21)           (.23)
Distributions of realized
   capital gains                   (.58)           (.35)           (.64)           (.91)           (.66)           (.45)
                             ------------------------------------------------------------------------------------------
Net asset value at
   end of period             $    17.78      $    19.69      $    19.79      $    20.43      $    18.88        $  18.85
                             ==========================================================================================
Total return (%)*                 (6.40)           2.11             .99           15.53            4.99           46.69
Net assets at
   end of period (000)       $1,048,942      $1,116,680      $1,098,474      $1,136,339      $1,078,589        $825,092
Ratio of expenses to
   average net assets (%)          1.03a,b          .89b            .90             .89             .85             .89
Ratio of net investment
   income to average
   net assets (%)                   .67a            .82             .78             .85            1.07            1.50
Portfolio turnover (%)             7.89           28.95           22.90           24.53           29.38           14.67


  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.


30

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                    DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

                                                                       Recycled
                                                                         Paper

                          WE KNOW WHAT IT MEANS TO SERVE.(R)
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                          INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES



23432-0302                                   (C)2002, USAA. All rights reserved.